                                                                   CONFORMEDCOPY

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December 12, 2006, among
Allied Healthcare International Inc. (the "GRANTOR") and Barclays Bank PLC, as
security agent for the Secured Parties (as defined in the Facility Agreement referred to below) (herein in such capacity, the "SECURITY AGENT").

                                    RECITALS

Allied Healthcare Group Holdings Limited., ("ALLIED") and certain subsidiaries of Allied, as Borrowers and Guarantors, have entered into an Amended and
Restated Facility Agreement dated, December 12, 2006 (as the same may be amended, restated, supplemented or otherwise modified, the "FACILITY
AGREEMENT").

The Grantor is a party to a Pledge and Security Agreement, dated the date hereof, in favor of the Security Agent (the "PLEDGE AND SECURITY AGREEMENT"),
pursuant to which the Grantor is required to execute and deliver this Agreement.

In consideration of the mutual conditions and agreements set forth in the
Facility Agreement, the Pledge and Security Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 DEFINED TERMS

Unless otherwise defined herein, terms defined in the Pledge and Security
Agreement and used herein have the meaning given to them in the Pledge and
Security Agreement.

SECTION 2 GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL

As security for the prompt and complete payment and performance in full when due
(whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code) of all Secured Obligations, the Grantor hereby pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the
Senior Finance Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under all Intellectual Property Collateral, whether now owned or existing or hereafter acquired or arising and wherever located.

"INTELLECTUAL PROPERTY COLLATERAL" means each Grantor's right, title and interest in, to and under

          (a) all Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule I hereto,

          (b) all Patents and Patent Licenses to which it is a party, including those referred to on Schedule II hereto and

          (c) all Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule III hereto;

A07165157

          (d) all goodwill of the business connected with the use of, and symbolized by, each trademark and each trademark license;

          (e) all reissues, continuations or extensions of the foregoing; and

          (f) all Proceeds of the foregoing, including any claim by the Grantor against third parties for past, present, future (i) infringement or dilution of any (x) Copyright or Copyright Licensed under any Copyright
     License, (y) Trademark or Trademark licensed under any Trademark License or
     (z) Patent or Patent licensed under any Patent License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

SECTION 3 SEPARATE AND DISTINCT GRANTS OF SECURITY

Notwithstanding anything to the contrary contained in this Agreement, the
Grantor and the Security Agent (on behalf of the Secured Parties) acknowledge and agree that the Security Interests granted pursuant to this Agreement to the
Security Agent (a) for the benefit of the Senior Finance Parties and securing the Secured Obligations, shall be a "first" priority Security Interest in the
Collateral, junior to no other Security Interests.

SECTION 4 CERTAIN EXCLUSIONS

Notwithstanding anything herein to the contrary, in no event shall the
Collateral include and the Grantor shall not be deemed to have granted a
Security Interest in, any of its right, title or interest in any Intellectual
Property if the grant of such Security Interest shall constitute or result in the abandonment of, invalidation of or rendering unenforceable any of its right, title or interest therein.

SECTION 5 PLEDGE AND SECURITY AGREEMENT

The security interests granted pursuant to this Intellectual Property Security
Agreement are granted in conjunction with the security interests granted to the
Security Agent pursuant to the Pledge and Security Agreement and the Grantor
hereby acknowledges and affirms that the rights and remedies of the Security
Agent with respect to the security interests granted to them in the Intellectual
Property Collateral made and granted hereby are more fully set forth in the
Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

SECTION 6 GOVERNING LAW

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW.

                            [Signature Page Follows]

A07165157                              2

IN WITNESS WHEREOF, the Grantor has caused this Intellectual Property Security
Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours,

ALLIED HEALTHCARE INTERNATIONAL INC.,
as Grantor

By: /S/ TIMOTHY MAXWELL AITKEN
    ---------------------------------
    Name: Timothy Maxwell Aitken
    Title: Director

ACCEPTED AND AGREED:
BARCLAYS BANK PLC, as Security Agent

By: /S/ GARY BRINE
    ---------------------------------
    Name: Gary Brine
    Title: Associate Director

A07165157                               Intellectual Property Security Agreement

                                   SCHEDULE I

                             COPYRIGHT REGISTRATIONS

None.

A07165157

                                   SCHEDULE II

                              PATENT REGISTRATIONS

None.

A07165157

                                  SCHEDULE III

                             TRADEMARK REGISTRATIONS

Owned by Allied Healthcare International Inc.:

     SERIAL NUMBER   FILING DATE       WORD MARK
     -------------   -----------       ---------
     78699137        August 24, 2005   WE'LL LOOK AFTER YOU
     78699122        August 24, 2005   ALLIED HEALTHCARE INTERNATIONAL INC.
     78699114        August 24, 2005   ALLIED HEALTHCARE INTERNATIONAL INC.
     76382852        March 13, 2002    ALLIED HEALTHCARE INTERNATIONAL INC

A07165157